UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

April 30, 2021
Date of Report (Date of earliest event reported)
__________________
MAGNITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, 4th Floor
Los Angeles, CA 90045
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On April 30, 2021, Magnite, Inc. ("Magnite" and the "Company"), filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial Form 8-K") disclosing that on April 30, 2021, pursuant to a Stock Purchase Agreement (the "Purchase Agreement") with RTL US Holding, Inc., a Delaware corporation (the "Seller"), and, solely for purposes of Article 6 thereof, RTL Group S.A., a Société Anonyme ("Seller Parent"), providing for the purchase (the "SpotX Acquisition") by the Company of all of the issued and outstanding shares of capital stock of SpotX, Inc., a Delaware corporation and wholly owned subsidiary of the Seller ("SpotX"). The Company completed the acquisition of SpotX on April 30, 2021.

In the Initial Form 8-K, the Company stated its intention to file the historical financial statements of SpotX and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial information.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired

The audited consolidated balance sheet of SpotX, Inc. as of December 31, 2020 and the related audited consolidated statement of operations and other comprehensive income, changes in stockholder's equity and cash flows for the year ended December 31, 2020, and the notes related thereto, included as Exhibit 99.2 hereto are incorporated by reference into this Item 9.01(a).

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the related notes thereto, included as Exhibit 99.3 hereto and incorporated by reference into this Item 9.01(b).

(d)     Exhibits

Exhibit Number	Description
23.1	Consent of Independent Auditors
99.2
Audited Financial Statements of SpotX, Inc. for the Year Ended December 31, 2020 (incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed with the Commission on March 15, 2021).

99.3	The unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magnite, Inc.

By:	/s/ David Day
David Day
Chief Financial Officer

Date: July 15, 2021